Regulation	12 Months Ended
Dec. 31, 2024
Regulated Operations [Abstract]
Regulation	REGULATION
General
The earnings of the Corporation's regulated utilities are determined under cost of service ("COS") regulation, with some using performance-based rate setting ("PBR") mechanisms.

Under COS regulation, the regulator sets customer rates to permit a reasonable opportunity for the timely recovery of the estimated costs of providing service, including a fair rate of return on a deemed or targeted capital structure applied to an approved regulatory asset value ("rate base"). PBR mechanisms generally apply a formula that incorporates inflation and assumed productivity improvements for a set term.

The ability to recover prudently incurred costs of providing service and earn the regulator‑approved rate of return on common shareholders' equity ("ROE") and/or rate of return on rate base assets ("ROA") may depend on achieving the forecasts established in the rate-setting process. As well, the Corporation's regulated utilities, where applicable, are permitted by their respective regulators to flow through to customers, without markup, the cost of natural gas, fuel and/or purchased power through base customer rates and/or the use of rate stabilization and other mechanisms (Note 8). There can be varying degrees of regulatory lag between when costs are incurred and when they are reflected in customer rates.

Nature of Regulation		Allowed Common Equity (%)	Allowed ROE (1) (%)
Regulated Utility	Regulatory Authority		2024		2023		Significant Features
ITC	Federal Energy Regulatory Commission ("FERC")	60.0	10.73	(2)	10.77	(2)	Cost-based formula rates, with annual true-up mechanism (3) Incentive adders

TEP	Arizona Corporation Commission ("ACC")	54.3	9.55		9.55	(4)	COS regulation Historical test year
	FERC	(5)	9.79		9.79		Formula transmission rates
UNS Electric	ACC	53.7	9.75	(6)	9.50
UNS Gas	ACC	50.8	9.75	(7)	9.75

Central Hudson	New York State Public Service Commission ("PSC")	48.0	9.50	(8)	9.00		COS regulation Future test year

FortisBC Energy	British Columbia Utilities Commission ("BCUC")	45.0	9.65		9.65		COS regulation with formula components and incentives

FortisBC Electric	BCUC	41.0	9.65		9.65		Future test year

FortisAlberta	Alberta Utilities Commission ("AUC")	37.0	9.28		8.50		PBR, with formula to calculate ROE on an annual basis (9)

Newfoundland Power	Newfoundland and Labrador Board of Commissioners of Public Utilities	45.0	8.50		8.50		COS regulation Future test year

Maritime Electric	Island Regulatory and Appeals Commission	40.0	9.35		9.35		COS regulation Future test year

FortisOntario (10)	Ontario Energy Board	40.0	8.52-9.30		8.52-9.30		COS regulation with incentive mechanisms

Caribbean Utilities (11)	Utility Regulation and Competition Office	N/A	8.25-10.25		7.50-9.50		COS regulation Rate-cap adjustment mechanism based on published consumer price indices

FortisTCI (12)	Government of the Turks and Caicos Islands	N/A	15.00-17.50		15.00-17.50		COS regulation Historical test year

(1)    ROA for Caribbean Utilities and FortisTCI
(2)    Reflects the allowed common equity and ROE for ITCTransmission, METC, and ITC Midwest. The ROE above is inclusive of the base ROE as well as incentive adders totalling 0.75%. FERC issued an order in October 2024 retroactively revising the base ROE to certain prior periods including 2023. See "Significant Regulatory Matters" below
(3)    Annual true-up collected or refunded in rates within a two-year period
(4)    Allowed common equity of 54.3% and ROE of 9.55% effective September 1, 2023
(5)    The allowed common equity component for FERC transmission rates is formulaic, and is updated annually based on TEP's actual equity ratio
(6)    Allowed common equity of 53.7% and ROE of 9.75% effective February 1, 2024
(7)    A general rate application requesting new customer rates is ongoing. See "Significant Regulatory Matters" below
(8)    ROE of 9.5% effective July 1, 2024. A general rate application requesting new customer rates effective July 1, 2025 is ongoing. See "Significant Regulatory Matters" below
(9)    In 2023, FortisAlberta was subject to a COS revenue requirement. The ROE for 2025 has been set at 8.97%
(10)    Two of FortisOntario's utilities follow COS regulation with incentive mechanisms, while the remaining utility is subject to a 35-year franchise agreement expiring in 2033
(11)    Operates under licences from the Government of the Cayman Islands. Its exclusive transmission and distribution licence is for an initial 20-year period, expiring in April 2028, with a provision for automatic renewal. Its non-exclusive generation licence is for a 25-year term, expiring in November 2039
(12)    Operates under 25 and 50 year licences from the Government of the Turks and Caicos Islands, which expire in 2036 and 2037, respectively
Significant Regulatory Matters

ITC
MISO Base ROE: In 2022, the U.S. Court of Appeals for the District of Columbia Circuit issued a decision vacating certain FERC orders that had established the methodology for setting the base ROE for transmission owners operating in the Midcontinent Independent System Operator, Inc. ("MISO") region, including ITC, and remanded the matter to FERC for further process. This matter dates back to complaints filed at FERC in 2013 and 2015 challenging the MISO base ROE then in effect.

In October 2024, FERC issued an order that removed the use of the risk premium model from the calculation of the base ROE, while maintaining other modifications to the methodology. The updated methodology revised the base ROE from 10.02% to 9.98%, with a maximum ROE inclusive of incentives not to exceed 12.58%. The order also directed the payment of certain refunds, with interest, by December 2025, for the 15-month period from November 2013 through February 2015, and prospectively from September 2016. A regulatory liability of $39 million (US$27 million) associated with the refunds has been recognized by ITC as of December 31, 2024.

Certain MISO transmission owners, including ITC, filed a request for rehearing with FERC in November 2024, and filed an appeal of the order with the D.C. Circuit Court in January 2025. The requests for rehearing and appeal primarily focus on the refund period and the related interest. The timing and outcome of these filings are unknown.

Transmission Incentives: In 2021, FERC issued a supplemental notice of proposed rulemaking ("NOPR") on transmission incentives modifying the proposal in the initial NOPR released by FERC in 2020. The supplemental NOPR proposes to eliminate the 50-basis point regional transmission organization ("RTO") ROE incentive adder for RTO members that have been members for longer than three years. The timing and outcome of this proceeding remain unknown.

Transmission Right of First Refusal ("ROFR"): In December 2023, the Iowa District Court ruled that the manner in which Iowa's ROFR statute was passed was unconstitutional. The statute granted incumbent electric transmission owners, including ITC, a ROFR to construct, own and maintain certain electric transmission assets in the state. The District Court did not make any determination on the merits of the ROFR itself, but did issue a permanent injunction preventing ITC and others from taking further action to construct the MISO long-range transmission plan ("LRTP") tranche 1 Iowa projects in reliance on the ROFR.

In May 2024, MISO commenced a variance analysis process as a result of the inability to construct a portion of the tranche 1 LRTP projects in Iowa due to the injunction imposed by the District Court. In August 2024, MISO concluded the variance analysis, which reaffirmed the original allocation of projects to ITC and other incumbent transmission owners. While the results of MISO's variance analysis process allow ITC to move forward with the development of its portion of tranche 1 LRTP projects in Iowa, various legal proceedings with respect to this matter are ongoing for which the timing and outcome are unknown.

UNS Energy
Generic Regulatory Lag Docket: In December 2024, the ACC approved a formula rate plan policy statement which allows utilities to propose formula rates in future rate cases. A formula rate plan, if approved by the ACC, would adjust rates annually based on a predetermined formula. A formula rate plan is expected to improve rate stability for customers, while also reducing regulatory lag and the number of existing rate adjusters.

UNS Gas General Rate Application: In November 2024, UNS Gas filed a general rate application with the ACC requesting an increase in gas delivery rates effective February 1, 2026. The application includes a request to set its ROE at 10.25% and a 56% common equity component of capital structure. In January 2025, UNS Gas filed supplemental material proposing an annual rate adjustment mechanism as a result of the ACC's formula rate policy statement discussed above. The timing and outcome of this proceeding are unknown.

Central Hudson
2025 General Rate Application: In August 2024, Central Hudson filed a general rate application with the PSC requesting an increase in electric and gas delivery rates effective July 1, 2025. The application includes a request to set Central Hudson's allowed ROE at 10% and a 48% common equity component of capital structure. The timing and outcome of this proceeding are unknown.

Show Cause Order: In October 2024, the PSC issued a Show Cause Order which directed Central Hudson to explain why the PSC should not initiate an enforcement proceeding in connection with a gas-related explosion that occurred in November 2023. Central Hudson filed its response in November 2024. The timing and outcome of the Show Cause Order are unknown.

FortisBC Energy and FortisBC Electric
2025-2027 Rate Framework: In April 2024, FortisBC filed an application with the BCUC requesting approval of a rate framework for the period 2025 through 2027. The rate framework builds upon the current multi-year rate plan and includes, amongst other items, updates to depreciation and capitalized overhead rates, a revised level of operation and maintenance expense per customer indexed for inflation less a fixed productivity adjustment factor, a similar approach to growth capital, a forecast approach to sustaining and other capital, continued collection of an innovation fund recognizing the need to accelerate investment in clean energy innovation, and the continued sharing with customers of variances from the allowed ROE. The rate framework also proposes the continuation of deferral mechanisms currently in place. A decision from the BCUC is expected in mid-2025.
FortisAlberta
Generic Cost of Capital ("GCOC") Decision: In October 2023, the AUC issued a decision on the 2024 GCOC proceeding. In November 2023, FortisAlberta sought permission to appeal the GCOC decision to the Court of Appeal of Alberta ("Court of Appeal") on the basis that the AUC erred in its decision to not adjust FortisAlberta's ROE and common equity component of capital structure to address incremental business risk associated with competition from Rural Electrification Associations ("REAs") located in FortisAlberta's service area, as well as heightened regulatory risk due to the non-recovery of costs attributable to REAs. In April 2024, the Court of Appeal granted FortisAlberta permission to appeal, and a decision is expected in the first quarter of 2025.

Third PBR Term Decision: In October 2023, the AUC issued a decision establishing the parameters for the third PBR setting term for the period of 2024 through 2028. In November 2023, FortisAlberta sought permission to appeal the decision to the Court of Appeal on the basis that the AUC erred in its decision to determine capital funding using 2018-2022 historical capital investments without consideration for funding of new capital programs included in the company's 2023 cost of service revenue requirement as approved by the AUC. FortisAlberta's application for permission to appeal the decision was heard by the Court of Appeal in December 2024 and a decision is expected in the first quarter of 2025.